UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 18, 2012

Date of Report

(Date of earliest event reported)

HARMONIC INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25826	77-0201147
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification Number)

4300 North First Street

San Jose, CA 95134

(408) 542-2500

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On July 24, 2012, Harmonic Inc. (“Harmonic” or the “Company”) issued a press release regarding its preliminary unaudited financial results for the quarter ended June 29, 2012. In the press release, Harmonic also announced that it would be holding a conference call on July 24, 2012 to discuss its financial results for the quarter ended June 29, 2012. A copy of the press release is furnished as Exhibit 99.1 hereto, and the information in Exhibit 99.1 is incorporated herein by reference.

The information in this Current Report on Form 8-K and the exhibit attached hereto is being furnished and shall not be deemed “filed” for the purposes of Section 8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or otherwise subject to the liabilities of that Section, and this Current Report on Form 8-K and the exhibit furnished herewith shall not be incorporated by reference into any filing by Harmonic under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 18, 2012, the Board of Directors (the “Board”) of the Company elected Mitzi Reaugh to the Board. The Board appointed Ms. Reaugh to serve as a member of the Board’s Compensation & Equity Ownership Committee, effective immediately.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 18, 2012, the Board adopted an amendment to Article III, Section 3.2 of the Company’s bylaws (the “Bylaws”) to increase the number of directors to eight (8). Set forth below is the text of the revised Bylaws provision:

3.2	NUMBER OF DIRECTORS

The board of directors shall consist of eight (8) members. The number of directors may be changed by an amendment to this bylaw, duly adopted by the board of directors or by the stockholders, or by a duly adopted amendment to the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.”

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release of Harmonic Inc., issued on July 24, 2012.

99.2	Press release of Harmonic Inc., issued on July 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2012	HARMONIC INC.

	By:	/s/ Carolyn V. Aver
Carolyn V. Aver
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of Harmonic Inc., issued on July 24, 2012.

99.2	Press release of Harmonic Inc., issued on July 24, 2012.